                                                                    Exhibit 10.8


     NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE REGISTERED HOLDER OF THIS WARRANT HAS AGREED THAT NO SALE, PLEDGE OR OTHER TRANSFER OF THIS WARRANT OR ANY OF SAID SHARES MAY BE MADE WITHOUT REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW, UNLESS THE HOLDER SHALL DELIVER TO THE ISSUER AN OPINION (IN FORM SATISFACTORY TO THE ISSUER) OF COUNSEL SATISFACTORY TO THE ISSUER THAT NO SUCH REGISTRATION IS REQUIRED.


                            SCREAMING MEDIA.COM INC.

                         COMMON STOCK PURCHASE WARRANT

Warrant No. 3                                                      50,000 Shares

                    This certifies that, for value received,

                              TOMAR ASSOCIATES, INC.

or its assigns, are entitled, subject to the terms and conditions hereinafter set forth, at or before 5:00 p.m., New York time, on February 4, 2005, but not thereafter, to purchase up to 50,000 shares (the "Shares") of Common Stock, par value $.01 per share ("Common Stock"), of Screaming Media.com Inc., a Delaware corporation (the "Company"). The purchase price payable upon the exercise of this Warrant shall initially be $5.60 per share, said amount being subject to adjustment as described herein (the "Warrant Price").

     Upon delivery of this Warrant with the Purchase Form attached hereto duly executed, together with payment of the Warrant Price for the shares of Common Stock thereby purchased, at the principal office of the Company (which is located at the Company's address as set forth in Section 11) or at such other address as the Company may designate by notice in writing to the registered holder hereof (the "Holder"), the Holder shall be entitled to receive a certificate or certificates for the Shares so purchased. All Shares issued upon the exercise of this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect thereto.

     This Warrant is subject to the following terms and conditions:

Section 1.  Transferability and Form of Warrant

     l.l. Registration. This Warrant is numbered and registered on the books of the Company. The Company shall be entitled to treat the Holder as the sole owner of this Warrant for all purposes and, unless the provisions of Section 1.2 shall be complied with, shall not be bound to recognize any equitable or other claim to or interest in this Warrant on the part of any other person, and shall not be liable for any registration of transfer of this Warrant which is to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer.

     1.2. Transfer. This Warrant shall be transferable only on the books of the Company maintained at its principal office in New York, New York, or wherever its principal office may then be located, upon delivery of this Warrant either duly endorsed by the Holder or by the Holder's duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, the original letter of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited and remain with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Company in its discretion. Upon any registration of transfer, the Company shall execute and deliver a new Warrant to the person entitled thereto.

Section 2. Exchange of Warrant Certificate

     This Warrant certificate may be exchanged for another certificate or certificates entitling the Holder to purchase a like aggregate number of Shares as this certificate then entitles the Holder to purchase. Any Holder of this Warrant desiring to exchange this Warrant certificate shall make such request in writing delivered to the Company, and shall surrender this certificate, properly endorsed, to the Company. Thereupon, the Company shall execute and deliver to the person entitled thereto a new Warrant certificate or certificates, as the case may be, as so requested.

Section 3. Term of Warrant; Exercise of Warrant

     Subject to the terms of this Warrant, the Holder shall have the right, at any time during the period commencing at 9:00 a.m., New York time, on the date hereof, until 5:00 p.m., New York time, on February 4, 2005 (the "Termination Date"), to purchase from the Company the number of fully paid and nonassessable Shares to which the Holder may at the time be entitled to purchase pursuant to this Warrant, upon surrender, to the Company at this principal office, of this Warrant certificate, together with the Purchase Form attached hereto duly completed and signed, and upon payment to the Company of the Warrant Price for the number of Shares in respect of which this Warrant is then being exercised. Payment of the aggregate Warrant Price shall be made in cash, or be certified or cashier's check, or by delivery of shares of Common Stock valued at their Current Market Price (as hereinafter defined) on the date of exercise, or a combination thereof.

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     Upon surrender of this Warrant and payment of the Warrant Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch, to or upon the written order of the Holder and (subject to the restrictive legend on the first page of this Warrant) in such name or names as the Holder may designate, a certificate or certificates for the number of full Shares so purchased upon the exercise of this Warrant, together with cash, as provided in Section 9 hereof, in respect of any fractional Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Shares as of the date of the surrender of this Warrant and payment of the Warrant Price as aforesaid; provided that if, at the date of surrender of this Warrant and payment of such Warrant Price, the transfer books for the Shares or other class of stock purchasable upon the exercise of this Warrant shall be closed, the certificates for the Shares in respect of which this Warrant is then exercised shall be issuable as of the date on which such books shall next be opened (whether before or after the Termination Date) and until such date the Company shall be under no duty to deliver any certificate for such Shares; and provided further that the transfer books of record, unless otherwise required by law, shall not be closed at any one time for a period longer than twenty days. The rights of purchase represented by this Warrant shall be exercisable, at the election of the Holder, either in full or from time to time in part and, in the event that this Warrant is exercised in respect of fewer than all of the Shares at any time prior to the date of expiration of this Warrant, a new Warrant certificate to purchase the remaining Shares will be issued.

Section 4. Payment of Taxes

     The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Shares upon the exercise of this Warrant; provided that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in such issuance.

Section 5. Mutilated or Missing Warrant

     In case the certificate evidencing this Warrant shall be mutilated, lost, stolen or destroyed, the Company may, in its discretion, issue and deliver in exchange and substitution for and upon cancellation of this certificate if it is mutilated, or in lieu of and substitution for this certificate if it is lost, stolen or destroyed, a new Warrant certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of this Warrant and indemnity, if requested, also satisfactory to the Company. Applicants for such substitute Warrant certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

Section 6. Reservation of Shares

     There have been reserved, and the Company shall at all times keep reserved, out of its authorized Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by this Warrant. Any transfer agent for the Common

Stock or for any other shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be requisite for such purpose. The Company will keep a photocopy of this Warrant on file with any transfer agent for the Common Stock or for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by this Warrant.

SECTION 7. PURCHASE BY THE COMPANY; REGISTRATION

     7.1 Right to Require Repurchase of Warrant by the Company. The Holder shall, at any time prior to the Termination Date, have the right, subject to the terms and conditions set forth in this subsection 7.1, to cause the Company to purchase this Warrant, in whole or in part (such right being the "Warrant Put"), at a price of $14.40 per share (payable in cash), as adjusted in the manner of the Warrant Price in Section 8 hereof (the "Warrant Put Price"), by delivery to the Company of the Warrant and written notice of the exercise of the Warrant Put (the "Warrant Put Notice"). The Company shall, within 30 days of receipt of the Warrant and the Warrant Put Notice, pay the Warrant Put Price to the Holder, or such person or persons as the Holder may designate in the Warrant Put Notice.

     7.2  Right to Require Repurchase of Shares by the Company.

     (a) The following terms used in this Section 7.2 and in Section 7.3 hereof shall have the indicated definitions:

          (1) "Securities Act" shall mean the Securities Act of 1933, as amended.

          (2) "Rule 144" shall mean Rule 144 issued by the Securities and Exchange Commission under the Securities Act, 17 CFR Section 230.144, or any successor to such rule.


          (3) "Warrant Derived Shares" shall mean the Warrant Shares and any Shares that were issued to Holder by reason of its ownership of Warrant Shares or Warrant Derived Shares due to Subtenant's stock split, stock dividend, recapitalization or similar corporate action. Any Shares that are sold, exchanged, or otherwise transferred out of the beneficial or record ownership of Holder shall no longer be considered Warrant Derived Shares and shall entitle the owner thereof to no rights under this Agreement.

          (4) "Warrant Shares" shall mean the Shares owned beneficially and of record by Holder that were obtained upon the exercise of this Warrant.

          (5) "Always Restricted Shares" shall mean that number of Warrant Derived Shares for which neither the set of conditions in subparagraph (i) following nor the condition in subparagraph (ii) following has have ever been satisfied:

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          (i)  (x) there is available current public information with respect to the Company that satisfies the conditions of subsection (c) of Rule 144;

               (y) the Holder has held such Warrant Derived Shares for the holding period required in subsection (d) of Rule 144; and

               (z) the Holder would have been be able to sell such number of Warrant Derived Shares under the volume limitations of subsection (e) of Rule 144 (considering the period of time that conditions (x) and (y) hereof have been satisfied); or

          (ii) such Warrant Derived Shares are registered pursuant to the Securities Act.

     (b) The Holder shall have the right at any time and from time to time, subject to the terms and conditions set forth in this section 7.2, to cause the Company to purchase from it a number of Warrant Derived Shares in an amount less than or equal to the total number of Holder's Always Restricted Shares (such right being the "Share Put"). The purchase price for such Warrant Derived Shares shall be $20.00 per share (payable in cash), as adjusted in the manner of the Warrant Price in Section 8 hereof, with such adjustment taking into consideration all events both prior to and subsequent to the exercise of this Warrant (the "Share Put Price"). The Share Put shall be exercised by delivery to the Company of the Shares and written notice of the exercise of the Share Put (the "Share Put Notice"). The Company shall, within 30 days of receipt of the Shares and the Share Put Notice, pay the Share Put Price to the Holder, or such person or persons as the Holder may designate in the Share Put Notice.

     7.3 Right to Participate in Share Registration. If the Company at any time or times later than one year after the effective date of the Company's initial offering of equity securities determines to prepare and file a registration statement under the Securities Act (except a registration statement connection with the acquisition of any entity or business or any employee benefit plan, including any stock option plan, or on Form S-4 or Form S-8 under the Securities Act or any successor forms thereto) in connection with the proposed offer of sale of Shares, which registration statement does not consist exclusively of securities to be sold for the account of the Company, the Company shall notify the Holder of such event and shall permit Holder to include in such registration statement such number of Warrant Derived Shares as determined by multiplying (i) the number of Warrant Derived Shares held by the Holder by (ii) the Highest Shareholder Percentage. The Highest Shareholder Percentage shall be the highest number determined by comparing the numbers computed for each other shareholder for whom shares of Stock are being registered in the registration statement by dividing (x) the number of shares of Stock to be included in such registration by such shareholder by (y) the total number of Shares beneficially owned by such shareholder. In all cases the Holder shall be subject to the same rights and agree to be bound by the same restrictions, if any, as other shareholders may be subject to with respect to the sales pursuant to the subject registration statement as provided herein. In the event that other shareholders are required to pay registration expenses, the Holder shall only be responsible for its pro rata share of

                                      -5-
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such expenses based on the number of Shares to be registered by Holder and by the total number of shares to be registered by all shareholders. If the offering that is subject of such registration is underwritten, in whole or in part, and the managing underwriter advises the Company in writing that the inclusion of Holder's Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the securities proposed to be registered by the Company, than the number of Holder's Shares to be included in the underwritten offering may be reduced or excluded altogether.

SECTION 8. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES

     8.1 Adjustments. The Warrant Price and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events, as follows:

     (a) In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its shares of Common Stock other securities of the Company, the number of Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder of this Warrant shall be entitled to receive the kind and number of Shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

     (b) In case the Company shall issue rights, options or warrants to all or substantially all holders of its shares of Common Stock, without any charge to such holders, entitling them to subscribe for or purchase shares of Common Stock at a price per share which is lower at the record date of such issuance than the Current Market Price per share of Common Stock (as defined in paragraph (d) below) at the date of such issuance, the number of Shares thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of Shares theretofore purchasable upon exercise of this Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at such Current Market Price. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

     (c) In case the Company shall distribute to all or substantially all holders of its shares of Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions out of earnings) or rights, options or warrants or convertible securities containing the right to subscribe for or purchase shares of Common Stock (excluding those referred to in paragraph (b) above), then in each such case the number of Shares thereafter purchasable upon the exercise of this Warrant shall be determined by multiplying the number of Shares theretofore purchasable upon exercise of this Warrant by a fraction, of which the numerator shall be the then Current Market Price per share of Common Stock (as defined in paragraph (d) below) on the date of such distribution, and of which the denominator shall be such Current Market Price per share of Common Stock, less the then fair value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible securities applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

     (d) For the purposes of this Warrant, the Current Market Price per share of Common Stock of the Company at any date shall be deemed to be (i) if the shares of Common Stock are traded in the over-the-counter market and not on any national securities exchange and not in the GNOSTIC National Market System, the average of the mean between the bid and asked price per share, as reported by The National Quotation Bureau, Incorporated, or an equivalent generally accepted reporting service, for the twenty (20) consecutive trading days immediately preceding the date for which the determination of Current Market Price is to be made, or (ii) if the shares of Common Stock are traded on a national securities exchange or in the GNOSTIC National Market System, the average daily per share closing price on the principal national securities exchange on which they are so listed or in the GNOSTIC National Market System, as the case may be, for the twenty (20) consecutive trading days immediately preceding the date for which the determination of Current Market Price is to be made. The closing price referred to in clause (ii) above shall be the last reported sales price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the principal national securities exchange on which the shares of Common Stock are then listed or in the GNOSTIC National Market System. If the Current Market Price cannot be determined in accordance with the foregoing, it shall be the fair market value per share of Common Stock as determined in good faith by the Company's Board of Directors.

     (e) No adjustment in the number of shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least 1 percent in the number of Shares purchasable upon the exercise of this Warrant; provided that any adjustments which by reason of this paragraph (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     (f) Whenever the number of Shares purchasable upon the exercise of this Warrant is adjusted as herein provided, the Warrant Price per Share payable upon exercise of this Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Shares purchasable upon the exercise of this Warrant

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
immediately prior to such adjustment, and of which the denominator shall be the number of Shares so purchasable immediately thereafter.

     (g) When the number of Shares purchasable upon the exercise of this Warrant or the Warrant Price is adjusted as herein provided, the Company shall promptly mail to the Holder by first class mail, postage prepaid, notice of such adjustment or adjustments together with a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Shares purchasable upon the exercise of this Warrant and the Warrant Price of such Shares after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made. Such certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error.

     (h) For the purpose of this subsection 8.1, the term "shares of Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company on the date of this Warrant, or (ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this subsection 8.1, the Holder shall become entitled to purchase any shares of the Company other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of this Warrant, and the Warrant Price of such shares, shall be subject to adjustment form time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Shares contained in paragraphs (a) through (g), inclusive, above, and the provisions of Section 3 and subsections 8.2 through 8.4, inclusive, with respect to the shares shall apply on like terms to any such other shares.

     (i) Upon the expiration of any rights, options, warrants or conversion privileges, if any thereof shall not have been exercised, the number of shares purchasable upon exercise of this Warrant and the Warrant Price, to the extent this Warrant shall not then have been exercised, shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (1) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion rights and (2) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company for the issuance, sale or grant of all of such rights, options, warrants or conversion rights, whether or not exercised; provided that no such readjustment shall have the effect of increasing the Warrant Price by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or convertible rights.

     8.2 No Adjustment for Dividends. Except as provided in subsection 8.1, no adjustment in respect of any dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.

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
     8.3 No Adjustment in Certain Cases. No adjustments shall be made pursuant to this Section 8 in connection with the issuance of (a) such number of shares of Common Stock (as adjusted for all stock dividends, stock splits, subdivisions and combinations) as are issued to employees, officers, directors, consultants or members of the Advisory Board of the Company, or other persons performing services for the Company, pursuant to any stock option plan, stock purchase plan or management incentive plan, agreement or arrangement approved by the Board, and (b) any shares of Common Stock (or securities convertible into shares of Common Stock) as consideration for the acquisition by the Company of assets or equity interests in any business entity.

     8.4 Preservation of Purchase Rights upon Reclassification, Consolidation, etc. In case of consolidation of the Company with or merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property, assets or business of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing corporation, as the case may be, shall execute an agreement with the Holder that the Holder shall have the right thereafter upon payment of the Warrant Price in effect immediately prior to such action to purchase upon exercise of this Warrant the kind and amount of Shares and other securities and property which he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had this Warrant been exercised immediately prior to such action. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 8. The Company shall mail an executed copy of any such agreement by first class mail, postage prepaid, to the Holder. The provisions of this subsection 8.4 shall similarly apply to successive consolidations, mergers, sales, or conveyances.

SECTION 9. FRACTIONAL INTERESTS

     The Company shall not be required to issue fractional Shares on the exercise of this Warrant. If more than one of the Warrants shall be presented for exercise in full at the same time by the same Holder, the number of full Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Shares represented by this Warrant and the other Warrants so presented. If any fraction of a Share would, except for the provisions of this Section 9, be issuable on the exercise of this Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the Current Market Price per Share (as defined in paragraph 8.1(d) above) multiplied by such fraction.

SECTION 10. NO RIGHT AS STOCKHOLDERS; NOTICES TO HOLDER

     Nothing contained in this Warrant shall be construed as conferring upon the Holder or the Holder's transferees the right to vote or to receive dividends or to consent or to receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company. If, however, at any time prior to the expiration of this Warrant and prior to its exercise, any of the following events shall occur:

     (a)  any action which would require an adjustment pursuant to subsections
          8.1 or 8.4, or

     (b) a dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation, merger, or sale of all or substantially all of its property, assets, and business as an entirety) shall be proposed;

the Company shall in each such case give notice in writing of such event to the Holders as provided in Section 11 hereof. Failure to publish or mail such notice or any defect therein or in the publication or mailing thereof shall not affect the validity of any action taken in connection with such dividend, distribution, or subscription rights, or proposed dissolution, liquidation or winding up.


SECTION 11. NOTICES

     (a) Any notice to the Company pursuant to this Warrant shall be in writing and shall be deemed to have been duly given if delivered or mailed certified mail, return receipt requested, to the Company at 601 West 26th Street, 13th Floor, New York, New York 10001, Attention: President. The Company may from time to time change the address to which such notices are to be delivered or mailed hereunder by notice to the Holder in accordance with paragraph (b) below.

     (b) Any notice pursuant to this Warrant by the Company to the Holder shall be in writing and shall be deemed to have been duly given if mailed, postage prepaid, to the Holder at the Holder's address on the books of the Company.


SECTION 12. SUPPLEMENTS AND AMENDMENTS

     The Company may from time to time supplement or amend this Warrant, without the approval of the Holder, in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not be inconsistent with the provisions of this Warrant and which shall not adversely affect the interest of the Holder. Any other amendment to this Warrant may be made only by a written instrument executed by the Company and the Holder.


SECTION 13. SUCCESSORS

     All the covenants and provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns hereunder.


SECTION 14. MERGER OR CONSOLIDATION OF THE COMPANY

         The Company will not merge or consolidate with or into any other entity unless the entity resulting from such merger or consolidation (if not the Company) shall expressly assume the due and punctual performance and observance of each and every covenant and condition of this Warrant to be performed and observed by the Company.

Section 15. Applicable Law

         This Warrant shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said state.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by the officer named below and its corporate seal to be affixed thereto.

Date: February 4, 2000

                                                      SCREAMING MEDIA.COM INC.


                                                      By: /s/ Jay Chiat
                                                          --------------------
                                                          Name:  Jay Chiat
                                                          Title: Chairman

                            SCREAMING MEDIA.COM INC.
                         COMMON STOCK PURCHASE WARRANT

                                 PURCHASE FORM

     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase
thereunder,      shares (the "Shares") provided for therein, and requests that certificates for the Shares be issued in the name of:

                    ----------------------------------------
        (Please Print or Type Name, Address and Social Security Number)


                    ----------------------------------------

                    ----------------------------------------

                    ----------------------------------------

and, if said number of Shares shall not be all the Shares purchasable hereunder, that a new Warrant Certificate for the balance of the unpurchased Shares be registered in the name of the undersigned Warrantholder as below indicated and delivered to the address stated below:

(Please Print)

Dated:
      --------------------------------------------------------------

Name of Warrantholder:
                      ----------------------------------------------

Address:
        ------------------------------------------------------------

        ------------------------------------------------------------

Signature:
          ----------------------------------------------------------

Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.



Signature Guaranteed: ______________________

(Signature must be guaranteed by a bank or trust company having an office or correspondent in the United States or by a member firm of a registered securities exchange or the National Association of Securities Dealers, Inc.)

















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